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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                        DATE OF REPORT: JANUARY 6, 1995
               DATE OF EARLIEST EVENT REPORTED: DECEMBER 22, 1994

                                 SYNERGEN, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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
           DELAWARE                        0-14339                      84-0868248
 (STATE OR OTHER JURISDICTION     (COMMISSION FILE NUMBER)     (IRS EMPLOYER IDENTIFICATION
       OF INCORPORATION)                                                   NO.)
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                                1885 33RD STREET
                            BOULDER, COLORADO 80301
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)(ZIP CODE)

                                 (303) 938-6200
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 NOT APPLICABLE
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 1. CHANGES IN CONTROL OF REGISTRANT

     Pursuant to the Agreement and Plan of Merger dated as of November 17, 1994 (the "Merger Agreement"), among Amgen Inc., a Delaware corporation ("Parent"), Amgen Acquisition Subsidiary, Inc., a Delaware corporation ("Purchaser"), and Synergen, Inc., a Delaware corporation (the "Registrant"), on December 22, 1994, Purchaser acquired through a tender offer (the "Offer"), 23,865,339 shares of Common Stock, par value $.01 per share, including the associated preferred stock purchase rights, of the Registrant (the "Shares") for $9.25 per Share in cash, for an aggregate consideration of $220,754,385.75. The Shares acquired by Purchaser through the Offer constitute approximately 91% of the outstanding Shares.

     Purchaser, a direct wholly owned subsidiary of Parent, acquired the Shares through the Offer with existing cash reserves of Parent.

     Pursuant to the Merger Agreement, Purchaser merged with and into the Registrant (the "Merger") on December 29, 1994 (the "Effective Date"). All Shares outstanding immediately prior to the Effective Date (other than Shares owned by Purchaser, Parent or the Registrant, or any of their respective subsidiaries, or Shares held by any holder who becomes entitled to the payment of the fair value of his Shares under the General Corporation Law of the State of Delaware (the "Delaware Law") in connection with the Merger ("Dissenting Shares")) have been cancelled and extinguished, and converted into the right to receive $9.25 per Share in cash. Shares owned by Purchaser, Parent or the Registrant, or any of their respective subsidiaries, have been cancelled and retired, and no payment has been, or will be, made with respect thereto. The holders of Dissenting Shares, if any, will be entitled to payment for such Shares only to the extent permitted by and in accordance with Section 262 of the Delaware Law. As a result of the Merger, Parent now owns the entire equity interest in the Registrant.

     Pursuant to the Merger Agreement, the Board of Directors of the Registrant has been replaced with the following directors of Purchaser: Dr. N. Kirby Alton, Robert S. Attiyeh, Dr. Michael Bevilacqua, Dr. George Morstyn, Dr. Daniel Vapnek and Thomas E. Workman, Jr. As of the Effective Date, the new Board of Directors of the Registrant has removed and replaced all pre-Merger officers of the Registrant with the following officers of Parent, for the positions indicated:
Dr. N. Kirby Alton -- Senior Vice President, Development, Robert S.
Attiyeh -- Senior Vice President, Finance and Corporate Development, Dr. Michael Bevilacqua -- Vice President, Inflammation and Medicinal Chemistry, Gordon M. Binder -- Chief Executive Officer, Kevin W. Sharer -- President and Chief Operating Officer, Dr. Daniel Vapnek -- Senior Vice President, Research, and Thomas E. Workman, Jr. -- Vice President, Secretary and General Counsel.

     On the Effective Date, the Shares, which had previously traded on the Nasdaq National Market, were delisted upon the close of trading on the Effective Date and are no longer publicly traded.

     The information set forth in Exhibits 2.1, 99.1 and 99.2 is incorporated herein by this reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      2.1 Agreement and Plan of Merger, dated as of November 17, 1994 among Parent, Purchaser and the Registrant (Incorporated by reference to Exhibit 2.(c)(1) to the Schedule 14D-1 filed by Parent and Purchaser on November 23, 1994).

     99.1 Press Release issued by Parent on December 22, 1994 (Incorporated by reference to Exhibit 99.(a)(16) to the Final Amendment to the
           Schedule 14D-1 filed by Parent and Purchaser on December 22, 1994).

     99.2  Press Release issued by Parent on December 30, 1994.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          SYNERGEN, INC.

                                          By:  /s/  Thomas E. Workman, Jr.
                                             ----------------------------------
                                                 Vice President, Secretary
                                                    and General Counsel

Dated: January 6, 1995

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                                 EXHIBIT INDEX
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                                                                                     SEQUENTIALLY
EXHIBIT                                                                                NUMBERED
NUMBER                                   DESCRIPTION                                     PAGE
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
  2.1      Agreement and Plan of Merger, dated as of November 17, 1994 among
           Parent, Purchaser and the Registrant (Incorporated by reference to
           Exhibit 2.(c)(1) to the Schedule 14D-1 filed by Parent and Purchaser on
           November 23, 1994)......................................................
 99.1      Press Release issued by Parent on December 22, 1994 (Incorporated by reference to Exhibit 99.(a)(16) to the Final Amendment to the Schedule
           14D-1 filed by Parent and Purchaser on December 22, 1994)...............
 99.2      Press Release issued by Parent on December 30, 1994.....................
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